                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K/A
                                AMENDMENT NO. 1

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported)    July 5, 1996
                                                    -------------------

                               EuroMed, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Nevada                      0-27720                    88-031770
       --------------                ------------            -------------------
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation                File Number)            Identification No.)



       Wilhelminakanaal Noord 6, NL 4902VR Oosterhout, The Netherlands
----------------------------------------------------------------------------
   (Address of principal executive offices)                    (Zip Code)


 Registrant's telephone number, including area code       011-31-16-203-7440
                                                    ---------------------------

     Reference is made to the Current Report on Form 8-K (the "Form 8-K") filed by EuroMed, Inc. on July 19, 1996. The Item 7 of the Form 8-K is hereby amended to read in its entirety as follows:

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of business acquired in the Transaction.(1)

                 (i)      Consolidated Balance Sheet.

                 (ii)     Interim Consolidated Balance Sheet.

                 (iii)    Consolidated Statement of Income.

                 (iv)     Interim Consolidated Statement of Income.

                 (v)      Consolidated Statement of Cash Flows.

                 (vi)     Interim Consolidated Statement of Cash Flows.

         (b)     Pro forma Financial Information for the Transaction.(1)

                 (i)      Pro forma Condensed Balance Sheet.

                 (ii)     Pro forma Condensed Consolidated Statement of Income.

         (c)     Exhibits.

         The following is a list of exhibits filed as part of this Current Report on Form 8-K:

             Exhibit No.                    Description
             -----------                    -----------

                 2.1 Stock Purchase Agreement dated as of June 19, 1996, by and among Registrant, Purchaser, Doets, Roozekrans, Mutarestes, Pluripharm and FDNW.(4)

                 2.2 Stock Purchase Agreement, dated as of June 19, 1996, by and among Registrant, Purchaser, Doets and Roozekrans.(1)

                 4.1      Restated Articles of Incorporation of the Company.(2)

                 4.2      Bylaws of the Company.(2)

                 4.3      Specimen of Common Stock Certificate.(3)

                 10.1 Consulting, Management and Noncompetition Agreement, dated as of July 5, 1996, by and between Purchaser and Doets.(1)

                 10.2 Consulting, Management and Noncompetition Agreement, dated as of July 5, 1996, by and between Purchaser and Roozekrans.(1)

                 10.3 Consulting, Management and Noncompetition Agreement, dated as of July 5, 1996, by and between Purchaser and Hinnen.(1)




------------------------------

         (1)     Filed herewith.


         (2) Previously filed as an exhibit to Registration No. 33-80801 on Form S-1 and incorporated herein by reference.

         (3) Previously filed as an exhibit to Amendment No. 1 to Registration No. 33-80801 on Form S-1 and incorporated herein by reference.

         (4)     Previously filed.

                                                                            1/13


Financial statements prepared
under US-Generally accepted
accounting principles of


Mutarestes B.V.
at Heerhugowaard


Velsen-Noord,
June 10, 1996

                                                                   June 10, 1996
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at Heerhugowaard                                            3457202-1995-637bf-4


INDEX                                                                       Page




FINANCIAL STATEMENTS PREPARED UNDER US-GAAP

Financial statements

o        Auditors' report                                                    4
o        Consolidated balance sheet                                          5
o        Consolidated statement of income                                    6
o        Statement of shareholders' equity                                   7
o        Consolidated statement of cash flows                                8
o        Notes to the consolidated financial statements                      9

                                                                   June 10, 1996
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at Heerhugowaard                                            3457202-1995-637bf-4





                                                   FINANCIAL STATEMENTS PREPARED
                                                   UNDER US-GAAP
                                                   (included on pages
                                                   4-13)

                                                   o       Financial statements

                         [DELOITTE & TOUCHE LETTERHEAD]

                                                                       Page 4/13



To the Board of Directors of
Mutarestes B.V. at Heerhugowaard,
The Netherlands




June 10, 1996                                      L.M. van der Pal RA


AUDITOR'S REPORT

We have audited the consolidated balance sheets of Mutarestes B.V. as of December 31, 1995 and 1994, and the related consolidated statements of income, shareholders' equity, and cash flows for each of the three years in the period ended December 31, 1995 (all expressed in Dutch Guilders). These consolidated financial statements are the responsibility of Mutarestes' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the Netherlands and the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Mutarestes B.V. as of December 31, 1995 and 1994, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1995 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE

                                                                   June 10, 1996
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at Heerhugowaard                                            3457202-1995-637bf-4

CONSOLIDATED BALANCE SHEET
(after appropriation of result)

                               Notes                             December 31, 1994                      December 31, 1995
                               -----       ---------------------------------------   ------------------------------------
                                                                               DFL                                    DFL
 ASSETS

 CURRENT ASSETS

 Cash and cash equivalents                                               2,784,778                            7,059,432
 -------------------------

 Accounts receivable-trade                              4,646,379                         4,676,034
 Other receivables                     1                  557,421                           223,817
                                                       ----------                        ----------

                                                                         5,203,800                            4,899,851
 Inventory                                                               1,840,889                            2,144,310

 FIXED ASSETS

 Tangible fixed assets
 ---------------------

 Machinery and equipment                                                    22,735                              179,200
                                                                        ----------                           ----------

 Total assets                                                            9,852,202                           14,282,793
                                                                        ==========                           ==========


 LIABILITIES

 CURRENT LIABILITIES

 Accounts payable                                       2,678,083                         2,794,160
 Payable to shareholders               2                1,597,259                         3,685,259
 Current tax liability                                  1,131,196                         1,544,077
 Other liabilities                     3                4,317,664                         5,963,103
                                                       ----------                        ----------
                                                                         9,724,202                           13,986,599

 SHAREHOLDERS' EQUITY                  4

 Paid-up share capital *)                                 128,000                            40,000
 Retained earnings                                              0                           256,194
                                                       ----------                        ----------

                                                                           128,000                              296,194
                                                                        ----------                           ----------
 Total liabilities and
 shareholders' equity                                                    9,852,202                           14,282,793
                                                                        ==========                           ==========


*) 200 shares are authorized, par value of Dfl 1,000 per share, 128 shares issues and outstanding as of December 31, 1994. 200,000 shares and authorized, par value of Dfl 1 per share,
          40,000 shares issued are outstanding as of December 31, 1995.

                                                                   June 10, 1996
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at Heerhugowaard                                            3457202-1995-637bf-4



CONSOLIDATED STATEMENT OF INCOME




                                                                        Fiscal years ended
                                                          ----------------------------------------------
                                           Notes               1993              1994               1995
                                           -----          ---------         ---------          ---------
                                                                DFL               DFL                DFL
 Sales                                        5          46,376,683        49,356,531         61,059,320
 Discounts                                                7,251,626         7,755,417         10,395,751
 Cost of sales                                           36,595,566        38,994,336         46,523,220
                                                         ----------        ----------         ----------
                                                          2,529,491         2,606,778          4,140,349

 Selling, general and                                       642,891           451,380            760,467
 administrative expenses                                 ----------        ----------         ----------

                                                          1,886,600         2,155,398          3,379,882

 Net financial income and expenses                        1,075,987           660,074             89,249
                                                         ----------        ----------         ----------

 OPERATING INCOME                                         2,962,587         2,815,472          3,469,131

 Corporate income tax                                     1,063,553         1,004,175          1,212,937
                                                         ----------        ----------         ----------
 NET INCOME                                               1,899,034         1,811,297          2,256,194
                                                         ==========        ==========         ==========

                                                                   June 10, 1996
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at Heerhugowaard                                            3457202-1995-637bf-4



STATEMENT OF SHAREHOLDERS' EQUITY


                              Number of                                                                  Total
                               ordinary      Issued share          Retained    Unappropriated    shareholders'
                                 shares          capitial          earnings            result           equity
                              ---------      ------------          --------    --------------    -------------
                                                      DFL               DFL               DFL              DFL
Balance at January
1, 1993                             128           128,000         9,305,328         1,336,506        10,769,834
Appropriation result
1992                                                              1,336,506        -1,336,506
Dividends paid to
shareholders                                                     -2,804,440                          -2,804,440
Net income                                                                          1,899,034         1,899,034
                                                  -------       -----------        ----------       -----------
Balance at December
31, 1993                                          128,000         7,837,394         1,899,034         9,864,428

Appropriation
result 1993                                                       1,899,034        -1,899,034
Net income                                                        1,811,297                           1,811,297
Dividend paid to
shareholders                                                    -11,547,725                         -11,547,725
                                                  -------       -----------        ----------       -----------

Balance at December
31, 1994                                          128,000                 -                 -           128,000

Return of capital                                 -88,000                                               -88,000
Change in par value                -128
of shares                        40,000
Net income                                                        2,256,194                           2,256,194
Dividend paid to
shareholders                                                     -2,000,000                          -2,000,000
                                 ------           -------       -----------        ----------       -----------

Balance at December
31, 1995                         40,000            40,000           256,194                 -           296,194
                                 ======           =======       ===========        ==========       ===========

                                                                   June 10, 1996
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at Heerhugowaard                                            3457202-1995-637bf-4

CONSOLIDATED STATEMENT OF CASH FLOWS

                                                           Fiscal years ended
                                                  -----------------------------------------
                                                    1993          1994               1995
                                                  --------      --------           --------
                                                   DFL 000       DFL 000            DFL 000
Operating activities
--------------------

Net income                                          1,899         1,811              2,256
Adjustments to reconcile net income to
net cash provided by operating
activities:
 Depreciation                                          47            41                 50
Changes in assets and liabilities that
provided (used) cash:
   Accounts receivable                                161        (1,450)               (30)
   Inventory                                        (182)        (1,280)              (303)
   Other assets                                      (70)           121                334
   Accounts payable                                    99           295                116
   Other accrued liabilities                           32         2,167              2,058
                                                ---------    ----------         ----------

Cash provided by operating activities               1,986         1,705              4,481
                                                ---------    ----------         ----------
Investing activities
--------------------

Increase in marketable securities                    (51)         7,711                 -
Purchases of tangible fixed assets                    (2)           (10)              (206)
                                                ---------    ----------         ----------

Cash used in investing activities                    (53)         7,701               (206)
                                                ---------    ----------         ----------
Financing activities
--------------------

Dividends paid to shareholders                     (2,804)       (11,548)               -
                                                ---------    ----------         ----------

                                                   (2,804)       (11,548)               -
                                                ---------    ----------         ----------

Increase (decrease) in cash and cash
equivalents                                         (871)        (2,142)             4,275
                                                =========      =========          ========

Summary
-------
Increase in cash and cash equivalents               (871)        (2,142)             4,275
Cash and cash equivalents at beginning
of year                                             5,797         4,926              2,784
                                                 --------      --------           --------

Cash and cash equivalents at end of
year                                                4,926         2,784              7,059
                                                 ========      ========           ========
Supplemental disclosures of cash flow
information:
Cash paid during the year for:
Interest                                               -             -                  -
Income taxes                                          694           249                550

                                                                   June 10, 1996
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at Heerhugowaard                                            3457202-1995-637bf-4



NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS


DESCRIPTION OF BUSINESS
-----------------------
Mutarestes' operating company Pluripharm International has a primary business of wholesale distribution of medicines. The companies' customers are primarily located in the Netherlands. The companies' products are readily available and the company is not dependent on a single supplier or a few suppliers.


GENERAL ACCOUNTING PRINCIPLES
-----------------------------
The financial statements of Mutarestes B.V. have been prepared under the historical cost convention.


PRINCIPLES OF CONSOLIDATION
---------------------------
The financial statements of Mutarestes B.V. and its wholly-owned subsidiaries have been included in the consolidation. The consolidated financial statements are prepared in accordance with the accounting principles as applied to Mutarestes B.V. which are substantially the same as US-Generally accepted accounting principles (US-GAAP). Included in the consolidation are:
- Pluripharm International B.V. (Krommenie, The Netherlands)
- B.V. Financieringsmaatschappij De Nieuwe Wereld (Amsterdam, The Netherlands) All significant intercompany profits, transactions and balances have been eliminated upon consolidation.


PRINCIPLES FOR THE VALUATION OF ASSETS AND LIABILITIES
------------------------------------------------------


ASSETS AND LIABILITIES

Current assets

Cash and cash equivalents
-------------------------
Cash equivalents consist primarily of highly liquid investments, such as bank deposits, with insignificant interest rate risk and original maturities of three months or less on the date of acquisition.

Accounts receivable-trade
-------------------------
The accounts receivable-trade are recorded at face value.

                                                                   June 10, 1996
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at Heerhugowaard                                            3457202-1995-637bf-4


Inventory
---------
Inventory is stated at the lower of cost (first-in, first-out method) or market value.
Cost includes the net prices paid for materials purchased and freight charges for freight.


Tangible fixed assets
---------------------
The tangible fixed assets of the subsidiaries have been valued at cost less depreciation.
Depreciation is based on the estimated useful lives of the corresponding assets and is calculated by applying fixed percentages to their historical cost or historical book value.

The estimated useful lives are:
- cars                              4 years
- furniture and equipment         4-5 years


Other assets and liabilities
----------------------------
Other assets and liabilities are stated at face value, unless otherwise mentioned in the notes to the accounts. An evaluation of the fair market value of the Company's debt and other liabilities does not result in a value significantly different from face value.


Income taxes
------------
The Company's income tax liability has been determined under the provisions of Statement of Financial Accounting Standards No.109 - Accounting for Income Taxes. There are no net operating losses carried forward or temporary differences between the book carrying amounts and the tax basis of assets and liabilities at the relevant balance sheet date. If any of these two elements occurs in the future a deferred tax amount will be calculated at the enacted rate of taxation in The Netherlands.


PRINCIPLES FOR DETERMINATION OF FINANCIAL RESULTS
-------------------------------------------------
The results are determined as the difference between sales and cost of sales after deduction of the expenses for the year, calculated on the basis of the aforementioned valuation principles. Revenues from sales are recognized upon shipment.


Sales

Sales consist of the revenue of goods and services supplied exclusive of VAT.

                                                                   June 10, 1996
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at Heerhugowaard                                            3457202-1995-637bf-4


Use of estimates

The preparation of the Company's consolidated financial statements in conformity with generally accepted accounting principles necessarily requires Management to make estimates and assumptions that affect the amounts of assets and liabilities reported and disclosure of contingent assets and liabilities at the balance sheet dates and the amounts of revenue and expense reported during the fiscal year. Actual results could differ from these estimates.

                                                                   June 10, 1996
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at Heerhugowaard                                            3457202-1995-637bf-4


NOTES TO SPECIFIC ITEMS OF THE FINANCIAL STATEMENTS


1 Tangible fixed assets

The accumulated depreciation amounts to Dfl 123,232 as of December 31, 1994 and Dfl 68,448 as of December 31, 1995.


2 Payable to shareholders

                                           1994              1995
                                      ---------         ---------
                                            DFL               DFL
 Dividend 1994                        1,597,259         1,597,259
 Dividend 1995                                -         2,000,000

 Return of paid-up
 share capital                                -            88,000
                                      ---------         ---------

                                      1,597,259         3,685,259
                                      =========         =========

 3 Other liabilities


                                           1994              1995
                                       --------          --------
                                            DFL               DFL

 Payable to customers                 4,285,197         5,918,923

 Other                                   32,467            44,180
                                      ---------         ---------

                                      4,317,664         5,963,103
                                      =========         =========

The amount payable to customers are volume-discounts which are payable annually. A separate agreement has been made regarding these discounts, which does not allow customers to offset amounts payable to the company by such discounts.


4 Shareholders' equity

During 1995 the legal structure of the Company changed from a Dutch N.V. (public limited) into Dutch B.V. (private limited company). This change of legal structure was followed by a repayment of paid-up share capital and a change of the nominal value of the shares. As of December 31, 1995 the issued and fully paid-up share capital is Dfl 40,000.

                                                                   June 10, 1996
Mutarestes B.V.                                                       Page 13/13
at Heerhugowaard                                            3457202-1995-637bf-4


5 Sales

The sales are entirely realized in the Netherlands. No single customer accounted for more than 10% of the company's sales in 1995, 1994 or 1993.


6 Contingent liabilities

Lease commitments involve an amount of Dfl 4,124 per month. The contract can be cancelled taking into account a four month notice. The lease commitment for 1996 will be Dfl 49,500, 1997 Dfl 49,500, 1998 Dfl 49,500, 1999 Dfl 49,500,
2000 and following years Dfl 49,500 each year. The company and its subsidiaries constitute a fiscal entity for corporate income taxes. Both the company and its subsidiaries are liable for obligations which result from this fiscal entity.


7 Subsequent events

Due to regulation of the Dutch Department of Health the selling prices of pharmaceuticals decreased significantly as of June 1, 1996. Currently management is not able to estimate the effect of this regulation, although management does not expect no significant decrease of the gross margin, since the majority of the price change will be transferred to the suppliers.

                                EUROMED, INC.
              PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
                                 (UNAUDITED)

        In July 1996, EuroMed, Inc. (EuroMed) acquired all the outstanding shares of Mutarestes B.V. (Mutarestes), a wholesale distributor of medicines in the Netherlands, for $5,857,00 cash and 850,000 shares of EuroMed. The acquisition of Mutarestes will be accounted for by EuroMed as a purchase whereby the basis for accounting for the Mutarestes assets and liabilities will be based upon their fair market values at the date of the acquisition.

        The unaudited Pro Forma Condensed Combined Statement of Operations (Pro Forma Income Statements) for the year ended December 31, 1995 and the six months ended June 30, 1996 give pro forma effect to the acquisition of Mutarestes (and other adjustments as described in the accompanying notes) as if it had occurred on January 1, 1995. The Pro Forma Income Statements are based on the historical results of operations of EuroMed and Mutarestes for the year ended December 31, 1995 and the six months ended June 30, 1996. The Pro Forma Condensed Combined Balance Sheet as of June 30, 1996 (Pro Forma Balance Sheet) gives pro forma effect to the acquisition of Mutarestes as if it had occurred on that date. The Pro Forma Income Statements and the Pro Forma Balance Sheet and the accompanying notes (Pro Forma Financial Information) should be read in conjunction with and are qualified by the historical financial statements of EuroMed included in its Form 10-K for the year ended December 31, 1995 and Form 10-Q for the quarter ended June 30, 1996, and the historical financial statements of Mutarestes and notes thereto appearing elsewhere herein.


The Pro Forma Information is intended for informational purposes only and is not necessarily indicative of the future position or results of operations of EuroMed after the acquisition of Mutarestes, or the financial position or the results of operations of EuroMed that would have actually occurred had the acquisition of Mutarestes been effected as of the date or for the periods presented.

                                 EuroMed, Inc.
            Pro Forma Condensed Combined Balance Sheet (Unaudited)
                              As of June 30, 1996

                                                                                            Euromed
                                                Euromed     Mutarestes     Pro forma      Inc. on a pro
                                                  Inc.       B.V. (A)      adjustments     forma basis
                                                -------     ----------    -----------     -------------
                                                                   (in thousands)
Assets

Current Assets:
Cash and cash equivalents                        3,426         1,518                            4,944
Trade accounts receivable                        1,421         3,754           (108) (B)        5,067
Loan receivable                                    710            --                              710
Due from affiliated
companies and other
related parties                                    536            --                              536
Inventory                                        5,162         1,421                            6,583
Other receivables and
prepaid expenses                                   275           359                              634
Total current assets                            11,530         7,052           (108)           18,474
Tangible fixed assets                              382            87                              469
Intangible assets                                  539            --         10,796 (C)        11,335
                                                ------        ------         ------            ------
Total assets                                    12,451         7,139         10,688            30,278
                                                ======        ======         ======            ======

Liabilities

Current Liabilities

Loan payable                                       293            --                              293
Bank overdraft
Trade accounts payable                           3,963         2,647           (108) (B)        6,502
Taxes payable                                      530           893                            1,423
Due to affiliated companies
controlling interests and
other related parties                                8            --                                8
Other payables and accrued
expenses                                           247         2,686          5,857  (C)        8,790
Total current liabilities                        5,041         6,226          5,749            17,016
Long term debts                                    146            --                              146

Shareholders equity                              7,264           913          4,939            13,116
                                                                   0
                                                                   0
                                                ------        ------         ------            ------
Total liabilities and
stockholders equity                             12,451         7,139         10,688            30,278
                                                ======        ======         ======            ======

                        EUROMED, INC. AND SUBSIDIARIES
                     NOTES TO THE PRO FORMA BALANCE SHEET
                                 (UNAUDITED)


(A) Represents the historical balance sheet information of Mutarestes. The financial position of Mutarestes as of June 30, 1996 was translated into US dollars using the exchange rate as of June 30, 1996 of Dfl 1.7075 = US$1.00.

(B) Represents the elimination of intercompany balances between EuroMed and Mutarestes.

(C) Adjusts the assets acquired and liabilities assumed in the acquisition of Mutarestes to reflect the allocation of the estimated purchase price. The resulting goodwill was calculated as follows:


        Estimated purchase price:                        (in thousands)
                Amount paid to be paid in cash                5,857
                Issuance of 850,000 shares of EuroMed
                  with a fair market value at the date of
                  acquisition of $6.75 per share              5,737
                Direct costs of acquisition                     115
                                                             ------
                                                             11,709
        Less assets acquired:
                Current assets                                7,052
                Other assets                                     87

        Plus liabilities assumed:
                Current liabilities                           6,226
                                                             ------
                                                             10,796
                                                             ======


                                 EUROMED INC.
                     PRO FORMA CONDENSED INCOME STATEMENT
                         YEAR ENDED DECEMBER 31, 1995
                                 (UNAUDITED)



                                                                   Euromed
                         Euromed     Mutarestes     Pro forma      Inc. on a pro
                         Inc.        b.v. (A)       adjustments    forma basis
                         -------     ----------     -----------    -------------
                                 (in thousands, except per share data)
Sales                   32,978      31,539          (2,914) (B)    61,603
Cost of goods sold      29,622      28,962          (2,914) (B)    55,670

Gross profit             3,356       2,577                          5,933


Selling, general and                                   540  (C)
administrative expenses  2,100         473             249  (F)     3,362
                                         0
                         1,256       2,104            (789)         2,571

Interest (net)             (48)         56                              8

Income before income
taxes                    1,208       2,160            (789)         2,579


Income taxes               372         755             (87) (D)     1,040
                         -----      ------           -----         ------
Net income                 836       1,405            (702)         1,539
                         =====      ======           =====         ======
Pro forma earnings
per share                                                            0.38
                                                                   ======
Average shares                                                      4,000 (E)
                                                                   ======


                                EUROMED, INC.
                PRO FORMA CONDENSED COMBINED INCOME STATEMENT
                        SIX MONTHS ENDED JUNE 30, 1996
                                 (UNAUDITED)




                        Euromed    Mutarestes    Pro forma     Euromed
                        Inc.       b.v. (A)      adjustments   Inc on a pro
                                                               forma basis
                        -------------------------------------
                        (in thousands, except per share data)

Sales                   17,876     17,704        (1,798) (B)   33,782
Cost of goods sold      16,185     16,177        (1,798) (B)   30,564
                        ------     ------        ------        ------

Gross profit             1,691      1,527            --         3,218


Selling, general and
administrative expenses  1,091        373           270 (C)     1,734

                           600      1,154          (270)        1,484

Interest (net)             (48)        28                         (20)

Income before income
taxes                      552      1,182          (270)        1,464


Income taxes               189        427                         616
                        ------     ------        ------        ------
Net income                 363        755          (270)          848
                        ======     ======        ======        ======
Pro forma earnings
per share                                                        0.21
                                                               ======
Average shares                                                  4,000(E)
                                                               ======




                        EUROMED, INC. AND SUBSIDIARIES
                   NOTES TO THE PRO FORMA INCOME STATEMENT
                                 (UNAUDITED)

(A) Represents the historical income statement information of Mutarestes. The results of operations of Mutarestes for the year ended December 31, 1995 were translated into US dollars using the average exchange rate for the year ended December 31, 1995 of Dfl 1.6064 = US$1.00. The results of operations of Mutarestes for the six months ended June 30, 1996 were translated into US dollars using the average exchange rate for the six months ended June 30, 1996 of Dfl 1.6740 = US$1.00.

(B) Represents the elimination of intercompany transactions between EuroMed and Mutarestes.

(C) Represent the amortization of goodwill on a straight line basis over 20 years.

(D) Represents the income tax adjustments related to the pro forma adjustments.

(E) Adjusted to reflect the issuance of 1,150,000 shares in the initial public offering that occurred in March 1996 and the 850,000 shares issued in the acquisition of Mutarestes as if it occurred in the beginning of fiscal year 1996 and 1995, respectively.

(F) As of January 1, 1996, the management of Mutarestes receives a management fee (included in the income statement ended June 30, 1996). For comparison reasons a pro forma adjustment in 1995 has been made.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EUROMED, INC.



Date:  October 9, 1996                      By:  /s/ JAN BOUWMAN
                                                 ------------------------------
                                                 Jan Bouwman

                                                 Chief Financial Officer,
                                                 Secretary & Treasurer

                               INDEX TO EXHIBITS

                 Exhibit No.                                Description
                 -----------                                -----------
                    2.1                      Stock Purchase Agreement dated as of June 19, 1996, by and among
                                             Registrant, Purchaser, Doets, Roozekrans, Mutarestes, Pluripharm and
                                             FDNW.(4)

                    2.2                      Stock Purchase Agreement, dated as of June 19, 1996, by and among
                                             Registrant, Purchaser, Doets and Roozekrans.(1)

                    4.1                      Restated Articles of Incorporation of the Company.(2)

                    4.2                      Bylaws of the Company.(2)

                    4.3                      Specimen of Common Stock Certificate.(3)

                    10.1                     Consulting, Management and Noncompetition Agreement, dated as of July
                                             5, 1996, by and between Purchaser and Doets.(1)

                    10.2                     Consulting, Management and Noncompetition Agreement, dated as of July
                                             5, 1996, by and between Purchaser and Roozekrans.(1)

                    10.3                     Consulting, Management and Noncompetition Agreement, dated as of July
                                             5, 1996, by and between Purchaser and Hinnen.(1)


------------------------------

         (1)     Filed herewith.


         (2) Previously filed as an exhibit to Registration No. 33-80801 on Form S-1 and incorporated herein by reference.

         (3) Previously filed as an exhibit to Amendment No. 1 to Registration No. 33-80801 on Form S-1 and incorporated herein by reference.

         (4)     Previously filed.





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